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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 26, 2000

                         APPLIED DIGITAL SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Missouri                      000-26020                 43-1641533
        --------                      ---------                 ----------
     (State or other               (Commission File            (IRS Employer
     jurisdiction of                    Number)              Identification No.)
     incorporation)

    400 Royal Palm Way, Suite 410, Palm Beach, Florida              33480
    --------------------------------------------------              -----
         (Address of principal executive offices)                 (Zip Code)

                                 (561) 366-4800
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

         On October 26, 2000, Applied Digital Solutions, Inc. (the "Company") issued 26,000 shares of its Series C Convertible Preferred Stock and related Warrants for a purchase price of $20 million in a private placement to institutional investors (the "Investors") pursuant to the Securities Purchase Agreement attached hereto as Exhibit 10.1. The Company estimates the net proceeds of the offering, after expenses, to be approximately $19 million. The Series C Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designation of Preferences attached hereto as Exhibit 3.1. Pursuant to the Registration Rights Agreement attached hereto as Exhibit 10.2, the Company has agreed to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering the resale of shares of Common Stock issuable pursuant to the terms of the Series C Convertible Preferred Stock and the related Warrants. Pursuant to the Securities Purchase Agreement, the Investors may also give a notice to purchase up to an additional 26,000 shares of Series C Convertible Preferred Stock and related Warrants for the same purchase price at any time up to ten months after the date that such a registration statement is declared effective by the Commission.

         The terms of the private placement are more fully set forth in the Securities Purchase Agreement and the related documents filed herewith.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)  Financial statements of businesses acquired.

                           Not applicable.

                  (b) Pro forma financial information.

                           Not applicable.

                  (c)  Exhibits:

                           3.1      Certificate of Designation of Preferences

                           4.1      Form of Warrant

                           10.1     Securities Purchase Agreement

                           10.2     Registration Rights Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 APPLIED DIGITAL SOLUTIONS, INC.
                                                 (Registrant)

Date: October 26, 2000
                                                 By: /s/ David I. Beckett
                                                    ------------------------
                                                     Vice President and
                                                     General Counsel

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                                  EXHIBIT INDEX

       Exhibit                           Description
       -------                           -----------

       3.1                        Certificate of Designation of Preferences

       4.1                        Form of Warrant

       10.1                       Securities Purchase Agreement

       10.2                       Registration Rights Agreement

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